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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 14, 2005


                          Covista Communications, Inc.
             (Exact name of registrant as specified in its charter)

       New Jersey                   0-2180                          22-1656895
(State of incorporation)   (Commission File Number)    (I.R.S. Employer Identification No.)

        721 Broad Street, Suite 200, Chattanooga, TN            37402
          (Address of principal executive offices)            (Zip Code)

                                 (423) 648-9500
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report, including the exhibit attached hereto, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

On June 14, 2005, Covista Communications, Inc. issued a release announcing its financial results for the first quarter ended April 30, 2005. A copy of the release is attached as Exhibit 99.1. The information contained in this Current Report, including the exhibit attached hereto, is also intended to be furnished under Item 7.01 "Regulation FD Disclosure" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 7.01 REGULATION FD DISCLOSURE.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report, including the exhibit attached hereto, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits
         99.1                   Release dated June 14, 2005




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2004                   Covista Communications, Inc.
                                      By: /s/ Frank J. Pazera
                                      Name: Frank J. Pazera
                                      Title: Executive Vice President - Chief
                                      Financial Officer






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                                  EXHIBIT INDEX

Exhibit Number           Description
--------------           -----------
    99.1                 Release dated June 14, 2005 (filed herewith).